Exhibit 99.2

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 3Q 2020 Earnings

Oklahoma City, OK, October 29, 2020 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended September 30, 2020.  “We are pleased with our third quarter results.  Clearly, the pandemic and election dynamics continue to create extreme uncertainty and that is why we continue to increase our loan loss reserves.  With that being said, we have a high degree of confidence in our asset quality, and we know our strong PPE will carry us through the few potential issues we might encounter,” said Thomas L. Travis, President and CEO of the Company.

Three months ended September 30, 2020 compared to three months ended September 30, 2019:

-	Pre-tax, pre-provision earnings of $7.4 million, an increase of 7.57%, excluding the one-time, non-cash executive stock transaction expense in Q3 2019.
-	Interest income on loans, including loan fee income, totaled $12.8 million, an increase of 4.91%
-	Total assets of $973.4 million, an increase of 17.72%
-	Total loans of $869.4 million, an increase of 30.40%
-	Total deposits of $863.7 million, an increase of 14.02%

Nine months ended September 30, 2020 compared to nine months ended September 30, 2019:

-	Pre-tax, pre-provision earnings of $22.9 million, an increase of 11.63%, excluding the one-time, non-cash executive stock transaction expense in Q3 2019.
-	Interest income on loans, including loan fee income, totaled $39.3 million, an increase of 9.38%
-	Cost of funds was 0.81%, a decrease of 42.56%
-	Average loans of $807.1 million, an increase of 30.73%
-	Core deposits of $820.3 million, an increase of 27.87%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At September 30, 2020 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.72%, 12.85%, and 14.10% respectively for the Bank.  At September 30, 2020 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.72%, 12.84%, and 14.09% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision earnings is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined effective tax rate for federal and state income taxes of 27.3% and (31.4%) in the third quarter of 2020 and 2019, respectively.  We acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended September 30,		Nine months ended September 30,
(Dollars in thousands, except per share data)	2020	2019	2020	2019
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$12,777	$12,179	$39,268	$35,902
Loan fee income	(1,078)	(841)	(3,969)	(3,498)
Loan interest income excluding loan fee income	$11,699	$11,338	$35,299	$32,404

Average total loans	$847,076	$651,186	$807,134	$617,398
Yield on loans (including loan fee income)	6.00%	7.42%	6.50%	7.77%
Yield on loans (excluding loan fee income)	5.49%	6.91%	5.84%	7.02%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,101	$(4,963)	$19,567	$8,688
Plus: Provision (reversal of) for loan losses	(1,250)	-	(3,300)	-
Pre-tax, pre-provision net earnings	$7,351	$(4,963)	$22,867	$8,688

Adjusted provision for income tax
Net income before income taxes	$6,101	$(4,963)	$19,567	$8,688
Total effective adjusted tax rate	27.2%	-31.4%	25.8%	57.2%
Adjusted provision for income taxes	$1,661	$1,556	$5,040	$4,965

Tax-adjusted net income
Net income before income taxes	$6,101	$(4,963)	$19,567	$8,688
Adjusted provision for income taxes	1,661	1,556	5,040	4,965
Tax-adjusted net income	$4,440	$(6,519)	$14,527	$3,723

Pro Forma Pre-tax, pre-provision net earnings
Net income before income taxes	$6,101	$(4,963)	$19,567	$8,688
Plus: Provision (reversal of) loan losses	(1,250)	-	(3,300)	-
Plus: Stock Transfer Compensation Expense	-	11,797	-	11,797
Pro Forma Pre-tax, pre-provision net earnings	$7,351	$6,834	$22,867	$20,485

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$4,440	$(6,519)	$14,527	$3,723

Average assets (denominator)	$967,044	$806,440	$937,849	$782,694
Tax-adjusted return on average assets	1.83%	-3.21%	3.11%	0.64%

Average shareholders' equity (denominator)	$102,929	$100,012	$101,377	$95,655
Tax-adjusted return on average shareholders' equity	17.16%	-25.86%	19.14%	5.20%

Average tangible common equity (denominator)	$101,269	$98,145	$99,667	$93,736
Tax-adjusted return on average tangible common equity	17.44%	-26.35%	19.47%	5.31%

Weighted average common shares outstanding basic (denominator)	9,228,128	10,149,007	9,483,540	10,174,528
Tax-adjusted net income per common share--basic	$0.48	$(0.64)	$1.53	$0.37

Weighted average common shares outstanding diluted (denominator)	9,228,128	10,161,778	9,483,540	10,176,360
Tax-adjusted net income per common share--diluted	$0.48	$(0.64)	$1.53	$0.37
Tangible assets
Total assets	$973,354	$826,821
Less: Goodwill and intangibles	(1,634)	(1,840)
Tangible assets	$971,720	$824,981

Tangible shareholders' equity
Total shareholders' equity	$105,230	$100,615
Less: Goodwill and intangibles	(1,634)	(1,840)
Tangible shareholders' equity	$103,596	$98,775

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$103,596	$98,775
Tangible assets (denominator)	$971,720	$824,981
Tangible common equity to tangible assets	10.66%	11.97%

End of period common shares outstanding	9,241,689	10,057,506
Book value per share	$11.39	$10.00
Tangible book value per share	$11.21	$9.82
Total shareholders' equity to total assets	10.81%	12.17%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended September 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$111,019	$147	0.53%	$145,147	$888	2.43%
Investment securities(2)	1,138	2	0.70	1,069	4	1.48
Loans held for sale	425	—	0.00	265	—	0.00
Total loans(3)	847,076	11,699	5.49	651,186	11,338	6.91
Total interest-earning assets	959,658	11,848	4.91	797,667	12,230	6.08
Noninterest-earning assets	7,386			8,773
Total assets	$967,044			$806,440

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$381,572	545	0.57%	$287,241	1,234	1.70%
Time deposits	200,961	780	1.54	220,935	1,237	2.22
Total interest-bearing deposits	582,533	1,325	0.90	508,176	2,471	1.93
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	582,533	1,325	0.90	508,176	2,471	1.93

Noninterest-bearing liabilities:
Noninterest-bearing deposits	276,219			193,785
Other noninterest-bearing liabilities	5,363			4,467
Total noninterest-bearing liabilities	281,582			198,252
Shareholders’ equity	102,929			100,012
Total liabilities and shareholders’ equity	$967,044			$806,440

Net interest income including loan fee income		$10,523			$9,759
Net interest spread including loan fee income(4)			4.01%			4.15%
Net interest margin including loan fee income			4.36%			4.85%

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended September 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$111,019	$147	0.53%	$145,147	$888	2.43%
Investment securities(2)	1,138	2	0.70	1,069	4	1.48
Loans held for sale	425	—	0.00	265	—	0.00
Total loans(3)	847,076	12,777	6.00	651,186	12,179	7.42
Total interest-earning assets	959,658	12,926	5.36	797,667	13,071	6.50
Noninterest-earning assets	7,386			8,773
Total assets	$967,044			$806,440

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$381,572	545	0.57%	$287,241	1,234	1.70%
Time deposits	200,961	780	1.54	220,935	1,237	2.22
Total interest-bearing deposits	582,533	1,325	0.90	508,176	2,471	1.93
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	582,533	1,325	0.90	508,176	2,471	1.93

Noninterest-bearing liabilities:
Noninterest-bearing deposits	276,219			193,785
Other noninterest-bearing liabilities	5,363			4,467
Total noninterest-bearing liabilities	281,582			197,252
Shareholders’ equity	102,929			100,012
Total liabilities and shareholders’ equity	$967,044			$806,440

Net interest income excluding loan fee income		$11,601			$10,600
Net interest spread excluding loan fee income(4)			4.45%			4.57%
Net interest margin excluding loan fee income			4.81%			5.27%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Nine Months Ended September 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$120,909	$701	0.77%	$155,073	$2,785	2.40%
Investment securities(2)	1,109	21	2.53	1,062	27	3.40
Loans held for sale	258	—	0.00	219	—	0.00
Total loans(3)	807,134	35,299	5.84	617,398	32,404	7.02
Total interest-earning assets	929,410	36,021	5.18	773,752	35,216	6.09
Noninterest-earning assets	8,439			8,942
Total assets	$937,849			$782,694

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$366,162	2,259	0.82%	$289,306	3,924	1.81%
Time deposits	208,650	2,769	1.77	206,575	3,254	2.11
Total interest-bearing deposits	574,812	5,028	1.17	495,881	7,178	1.94
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	574,812	5,028	1.17	495,881	7,178	1.94

Noninterest-bearing liabilities:
Noninterest-bearing deposits	256,429			186,379
Other noninterest-bearing liabilities	5,231			4,779
Total noninterest-bearing liabilities	261,660			191,158
Shareholders’ equity	101,377			95,655
Total liabilities and shareholders’ equity	$937,849			$782,694

Net interest income including loan fee income		$30,993			$28,038
Net interest spread including loan fee income(4)			4.01%			4.15%
Net interest margin including loan fee income			4.45%			4.84%

	Net Interest Margin With Loan Fee Income
	For the Nine Months Ended September 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$120,909	$701	0.77%	$155,073	$2,785	2.40%
Investment securities(2)	1,109	21	2.53	1,062	27	3.40
Loans held for sale	258	—	0.00	219	—	0.00
Total loans(3)	807,134	39,268	6.50	617,398	35,902	7.77
Total interest-earning assets	929,410	39,990	5.75	773,752	38,714	6.69
Noninterest-earning assets	8,439			8,942
Total assets	$937,849			$782,694

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$366,162	2,259	0.82%	$289,306	3,924	1.81%
Time deposits	208,650	2,769	1.77	206,575	3,254	2.11
Total interest-bearing deposits	574,812	5,028	1.17	495,881	7,178	1.94
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	574,812	5,028	1.17	495,881	7,178	1.94

Noninterest-bearing liabilities:
Noninterest-bearing deposits	256,429			186,379
Other noninterest-bearing liabilities	5,231			4,779
Total noninterest-bearing liabilities	261,660			191,158
Shareholders’ equity	101,377			95,655
Total liabilities and shareholders’ equity	$937,849			$782,694

Net interest income excluding loan fee income		$34,962			$31,536
Net interest spread excluding loan fee income(4)			4.58%			4.75%
Net interest margin excluding loan fee income			5.02%			5.45%

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands, exceper per share data	Unaudited as of
Assets	September 30,		December 31,
	2020	2019	2019

Cash and due from banks	$60,718	$110,594	$117,128
Interest-bearing time deposits in other banks	23,384	31,890	30,147
Loans, net	869,448	666,755	699,458
Loans held for sale	315	-	1,031
Premises and equipment, net	9,387	8,395	9,624
Nonmarketable equity securities	1,165	1,072	1,100
Foreclosed assets held for sale	-	77	0
Goodwill and intangibles	1,634	1,840	1,789
Interest receivable and other assets	7,303	6,198	6,115

Total assets	$973,354	$826,821	$866,392

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$272,008	$202,989	$219,221
Interest-bearing	591,661	519,145	538,262

Total deposits	863,669	722,134	757,483

Income taxes payable	565	-	357
Interest payable and other liabilities	3,890	4,072	8,426

Total liabilities	868,124	726,206	766,266

Common stock	92	101	101
Additional paid-in capital	92,960	92,353	92,391
Retained earnings	12,178	8,161	7,634

Total shareholders’ equity	105,230	100,615	100,126

Total liabilities and shareholders’ equity	$973,354	$826,821	$866,392

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Dollars in thousands, exceper per share data	2020	2019	2020	2019
Interest Income
Loans, including fees	$12,777	$12,179	$39,268	$35,902
Interest-bearing time deposits in other banks	124	500	419	1,414
Interest-bearing deposits in other banks	26	392	303	1,398

Total interest income	12,927	13,071	39,990	38,714

Interest Expense
Deposits	1,326	2,471	5,028	7,178

Total interest expense	1,326	2,471	5,028	7,178

Net Interest Income	11,601	10,600	34,962	31,536

Provision for Loan Losses	1,250	-	3,300	-

Net Interest Income After Provision for Loan Losses	10,351	10,600	31,662	31,536

Noninterest Income
Secondary market income	57	69	134	146
Service charges on deposit accounts	104	110	318	279
Other	173	330	513	602

Total noninterest income	334	509	965	1,027

Noninterest Expense
Salaries and employee benefits	2,505	14,256	7,576	18,792
Furniture and equipment	224	229	658	606
Occupancy	543	436	1,417	1,157
Data and item processing	276	276	821	814
Accounting, marketing and legal fees	135	218	338	507
Regulatory assessments	164	31	281	94
Advertising and public relations	62	71	360	349
Travel, lodging and entertainment	50	153	146	287
Other	625	402	1,463	1,269

Total noninterest expense	4,584	16,072	13,060	23,875

Income Before Taxes	6,101	(4,963)	19,567	8,688
Income tax expense	1,661	1,556	5,040	4,965
Net Income	$4,440	$(6,519)	$14,527	$3,723

Earnings per common share - basic	$0.48	$(0.64)	$1.53	$0.37
Diluted earnings per common share	0.48	(0.64)	1.53	0.37
Weighted average common shares outstanding - basic	9,228,128	10,149,007	9,483,540	10,174,528
Weighted average common shares outstanding - diluted	9,228,128	10,161,778	9,483,540	10,176,360

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its first quarter results, which will be broadcast live over the Internet, on Thursday, October 29, 2020 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/38169.  For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/38169 shortly after the call for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600